T. Rowe Price Institutional Income Funds, Inc.

T. Rowe Price Institutional Floating Rate Fund

Supplement to prospectus dated October 1, 2008

This updates the prospectus for the Institutional Floating Rate Fund dated October 1, 2008. The Portfolio Management paragraph in Section 3 of the prospectus is amended to reflect the following change:

Effective May 1, 2009, Justin J. Gerbereux and Paul M. Massaro will become Co-chairmen of the fund`s Investment Advisory Committee replacing Mark J. Vaselkiv. Mr. Gerbereux joined T. Rowe Price in 2003 and his investment experience dates from 1999. Mr. Massaro joined T. Rowe Price in 2003 and his investment experience dates from 2000. Both currently serve as members of the committee. Mr. Vaselkiv will remain a member of the committee.

The date of this supplement is April 24, 2009.

E170-041 4/24/09